Exhibit 10.4

THIRD AMENDMENT AND CONSENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT AND CONSENT TO CREDIT AGREEMENT dated as of March 5, 2013 (this “Third Amendment”) is entered into by and among Endeavour International Corporation, a Nevada corporation (“Holdings”), Endeavour Energy UK Limited, a United Kingdom private limited company (the “Borrower”), the Lenders party hereto and Cyan Partners, LP, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to the Credit Agreement dated as of April 12, 2012 (as amended by the First Amendment to Credit Agreement; U.S. Security Agreement and Subsidiaries Guaranty dated as of May 31, 2012 and the Second Amendment to Credit Agreement dated as of October 10, 2012, as the same may be further amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions of this Third Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Credit Agreement Amendments.

(a) On the Third Amendment Effective Date (as defined below), (x) a portion of the Existing Commitment of each Lender shall be automatically converted on such date into a Non-Extended Commitment of such Lender hereunder denominated in Dollars in an aggregate amount equal to the Non-Extended Commitment of such Lender and (y) a portion of the Existing Commitment of each Lender shall be automatically converted on such date into an Extended Commitment of such Lender hereunder denominated in Dollars in an aggregate amount equal to the Extended Revolving Credit Extension Amount of such Lender.

(b) The Credit Agreement is hereby amended to incorporate the changes reflected in the redline version of the Credit Agreement attached hereto as Annex I.

(c) The Credit Agreement is hereby further amended by restating Exhibit K in the forms attached hereto as Exhibit K hereto.

Section 2. Voluntary Reduction of Unutilized Commitments.

Pursuant to Section 3.02 of the Credit Agreement, the Borrower hereby terminates the Total Unutilized Commitment in whole, effective as of the Third Amendment Effective Date.

Section 3. Consent to Production Payment Transaction.

(a) The Borrower will enter into a Sale and Purchase Agreement (the “Sale and Purchase Agreement”) with END PP Holdings LLC (together with any successors and assigns, the “Purchaser”) and a Deed of Grant of a Production Payment (the “Deed of Grant”) with the Purchaser pursuant to which EEUK will agree, subject to certain conditions (i) to grant a production payment in an amount not to exceed $125,000,000 over certain interests in its Oil and Gas Properties (the “Production Payment Sale”) to the Purchaser and (ii) together with Holdings and its Subsidiary Guarantors, to grant liens on their respective assets to secure EEUK’s obligations under the Deed of Grant (the “Production Payment Liens” and, collectively with the Production Payment Sale, the “Production Payment Transaction”).

(b) The Lenders and the Collateral Agent hereby consent to the Production Payment Transaction, and the grant by Holdings, EEUK and the Subsidiary Guarantors of Liens on their respective assets to secure the EEUK’s obligations under the Deed of Grant. In connection with the foregoing consent, EEUK hereby directs the Collateral Agent to enter into an intercreditor agreement in the form attached as Exhibit A and amendments thereto to effect the relative rights of the Secured Creditors and the Purchaser with respect to the Liens securing the Collateral as contemplated therein.

Section 4. Miscellaneous Provisions.

(a) In order to induce the Lenders to enter into this Third Amendment, each of Holdings and the Borrower hereby represents and warrants that:

(i) all of the representations and warranties contained in the Credit Documents are true and correct in all material respects both before and immediately after giving effect to the Third Amendment Effective Date, with the same effect as though such representations and warranties had been made on and as of Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date); and

(ii) no Default or Event of Default exists before or immediately after giving effect to the amendments set forth in this Third Amendment on the Third Amendment Effective Date.

(b) This Third Amendment is limited as specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Documents, all of which other provisions are hereby ratified and confirmed and are in full force and effect.

(c) This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by way of facsimile or other electronic transmission) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

2

(d) THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS RULES AND PRINCIPLES THEREUNDER OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(e) In consideration of the Administrative Agent’s execution of this Third Amendment, each party hereto unconditionally and irrevocably acquits and fully forever releases and discharges the Administrative Agent and all its affiliates, partners, subsidiaries, officers, employees, agents, attorneys, principals, directors and shareholders and its respective heirs, legal representatives, successors and assigns (collectively, the “Releasees”) from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which such party hereto ever had or now has against any of the Releasees and which has arisen at any time prior to the date hereof out of this Third Amendment, the Credit Agreement, any other Credit Document or related documents, instruments or agreements or the enforcement or attempted or threatened enforcement by any of the Releasees of any of their respective rights, remedies or recourse related thereto (collectively, the “Released Claims”) (but in each case referred to in this Section 4(e), excluding any claims, demands, causes of actions, obligations, remedies, suits, damages or liabilities to the extent same occurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (as determined by a court of competent jurisdiction in a final and non-appealable decision)). Each party hereto covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Releasees any action or other proceeding based upon any of the Released Claims.

(f) This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) the Administrative Agent receives an executed signed counterpart hereof from (i) Holdings and the Borrower and (ii) (x) the Required Lenders consenting to the amendments set forth in Section 1 hereof and the consent set forth in Section 3 hereof and (y) each Lender executing this Third Amendment as an Extending Lender consenting to the amendments set foth in Section 1(a) (in each case, whether the same or different counterparts), and each such person shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Daniela Krinshpun (facsimile number: 212-354-8113 / e-mail address: daniela.krinshpun@whitecase.com); and

(ii) the Borrower shall have paid (a) to the Administrative Agent all fees and reasonable and documented out-of-pocket expenses owing to it in connection with this Third Amendment and shall have reimbursed the Administrative Agent for all reasonable and documented out-of pocket legal expenses of White & Case LLP incurred in connection with the Credit Agreement (including, without limitation, in connection with this Third Amendment) and invoiced on or before the date hereof, (b) any other fees then due and payable in connecton with this Second Amendment, and (c) to the Administrative Agent on behalf of each Lender which delivers to the Administrative

3

Agent (or its counsel) an executed counterpart hereof as an Extending Lender on or prior to the Third Amendment Effective Date, a non-refundable cash fee (the “Upfront Fee”) in Dollars in an amount equal to 125 basis points (1.25%) of the aggregate amount of such Extending Lender’s Commitments being extended pursuant to this Third Amendment. The Upfront Fee shall be due and payable by the Borrower to the Administrative Agent for distribution to the relevant Lenders on or prior to the Third Amendment Effective Date.

(g) From and after the Third Amendment Effective Date, all references in each Credit Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

(h) After the execution and delivery to the Administrative Agent of a fully executed copy of this Third Amendment by the parties hereto, this Third Amendment may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 11.12 of the Credit Agreement.

(i) The Borrower agrees that any failure to pay any fee payable by it to the Administrative Agent in connection with this Amendment within one Business Day after the Third Amendment Effective Date shall constitute an immediate Event of Default under the Credit Agreement.

*     *     *

4

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment and Consent to Credit Agreement to be duly executed and delivered as of the date first above written.

ENDEAVOUR INTERNATIONAL CORPORATION

By:	/s/ Catherine Stubbs
Name: Catherine Stubbs
Title: Authorized Signatory

Signature Page to Endeavour Third Amendment

ENDEAVOUR ENERGY UK LIMITED

By:	/s/ Catherine Stubbs
Name: Catherine Stubbs
Title: Director

Signature Page to Endeavour Third Amendment

CYAN PARTNERS, LP, as Administrative Agent

By:	/s/ Jonathan Tunis
Name:
Title:

Signature Page to Endeavour Third Amendment

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF APRIL 12, 2012 AND AS AMENDED BY THE FIRST AMENDMENT TO CREDIT AGREEMENT; U.S. SECURITY AGREEMENT AND SUBSIDIARIES GUARANTY DATED AS OF MAY 31, 2012 AND THE SECOND AMENDMENT TO CREDIT AGREEMENT DATED AS OF OCTOBER 10, 2012.

By executing this signature page:

A.	as an existing Lender that is an Extending Lender, the undersigned institution agrees (i) to the terms of the Third Amendment and the Credit Agreement (as modified by the Third Amendment) and (ii) on the terms and subject to the conditions set forth in the Third Amendment and the Credit Agreement (as modified by the Third Amendment), to extend and convert all or a portion of its Existing Commitment in the aggregate amount set forth below under the heading “Amount of Existing Commitments to be Extended”;

B.	as an existing Lender that is not an Extending Lender (any such Lender, a “Non-Extending Lender”), the undersigned institution agrees to the terms of the Third Amendment and the Credit Agreement (as modified by the Third Amendment), but NOT to extend and convert any of its Existing Commitments into Extended Commitments.

Signature Page to Endeavour Third Amendment

SIGNATURE PAGE FOR

EXTENDING LENDER

NAME OF LENDER: Cyan P1 Investments, LP

Executing as an EXTENDING LENDER:

By:	/s/ Ashok Nayyar
Name: Ashok Nayyar
Title: Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Principal amount of Existing Commitment held by Extending Lender	Amount of Existing Commitment to be Extended
$20,000,000.00	$20,000,000.00

Signature Page to Endeavour Third Amendment

SIGNATURE PAGE FOR

EXTENDING LENDER

NAME OF LENDER: Farallon Capital Partners, L.P.

Executing as an EXTENDING LENDER:

By:	/s/ Michael G. Linn	By: Farallon Partners, L.L.C.
	Name: Michael G. Linn	its General Partner
Title: Managing Member

For any Lender requiring a second signature line:

By:
Name:
Title:

Principal amount of Existing Commitment held by Extending Lender	Amount of Existing Commitment to be Extended
$9,440,000.00	$9,440,000.00

Signature Page to Endeavour Third Amendment

SIGNATURE PAGE FOR

EXTENDING LENDER

NAME OF LENDER: Farallon Capital Institutional Partners, L.P.

Executing as an EXTENDING LENDER:

By:	/s/ Michael G. Linn	By: Farallon Partners, L.L.C.
	Name: Michael G. Linn	its General Partner
Title: Managing Member

For any Lender requiring a second signature line:

By:
Name:
Title:

Principal amount of Existing Commitment held by Extending Lender	Amount of Existing Commitment to be Extended
$9,176,000.00	$9,176,000.00

Signature Page to Endeavour Third Amendment

SIGNATURE PAGE FOR

EXTENDING LENDER

NAME OF LENDER: Farallon Capital Institutional Partners II, L.P.

Executing as an EXTENDING LENDER:

By:	/s/ Michael G. Linn	By: Farallon Partners, L.L.C.
	Name: Michael G. Linn	its General Partner
Title: Managing Member

For any Lender requiring a second signature line:

By:
Name:
Title:

Principal amount of Existing Commitment held by Extending Lender	Amount of Existing Commitment to be Extended
$520,000.00	$520,000.00

Signature Page to Endeavour Third Amendment

SIGNATURE PAGE FOR

EXTENDING LENDER

NAME OF LENDER: Farallon Capital Institutional Partners III, L.P.

Executing as an EXTENDING LENDER:

By:	/s/ Michael G. Linn	By: Farallon Partners, L.L.C.
	Name: Michael G. Linn	its General Partner
Title: Managing Member

For any Lender requiring a second signature line:

By:
Name:
Title:

Principal amount of Existing Commitment held by Extending Lender	Amount of Existing Commitment to be Extended
$864,000.00	$864,000.00

Signature Page to Endeavour Third Amendment

SIGNATURE PAGE FOR

EXTENDING LENDER

NAME OF LENDER: WHITEBOX CREDIT ARBITRAGE PARTNERS, L.P.

Executing as an EXTENDING LENDER:

By:	WHITEBOX CREDIT ARBITRAGE ADVISORS, LLC, its General Partner

By:	WHITEBOX ADVISORS, LLC, its Managing Member

By:	/s/ Jonathan Wood
Name: Jonathan Wood
Title: President

For any Lender requiring a second signature line:

By:
Name:
Title:

Principal amount of Existing Commitment held by Extending Lender	Amount of Existing Commitment to be Extended
$5,750,000.00	$5,750,000.00

Signature Page to Endeavour Third Amendment

SIGNATURE PAGE FOR

EXTENDING LENDER

NAME OF LENDER: WHITEBOX MULTI-STRATEGY PARTNERS, L.P.

Executing as an EXTENDING LENDER:

By:	WHITEBOX MULTI-STRATEGY, LLC, its General Partner

By:	WHITEBOX ADVISORS, LLC, its Managing Member

By:	/s/ Jonathan Wood
Name: Jonathan Wood
Title: President

For any Lender requiring a second signature line:

By:
Name:
Title:

Principal amount of Existing Commitment held by Extending Lender	Amount of Existing Commitment to be Extended
$7,084,000.00	$7,084,000.00

Signature Page to Endeavour Third Amendment

SIGNATURE PAGE FOR

EXTENDING LENDER

NAME OF LENDER: PANDORA SELECT PARTNERS, L.P.

Executing as an EXTENDING LENDER:

By:	PANDORA SELECT ADVISORS, LLC, its General Partner

By:	WHITEBOX ADVISORS, LLC, its Managing Member

By:	/s/ Jonathan Wood
Name: Jonathan Wood
Title: President

For any Lender requiring a second signature line:

By:
Name:
Title:

Principal amount of Existing Commitment held by Extending Lender	Amount of Existing Commitment to be Extended
$4,666,000.00	$4,666,000.00

Signature Page to Endeavour Third Amendment

SIGNATURE PAGE FOR

EXTENDING LENDER

NAME OF LENDER: CREDIT SUISSE LOAN FUNDING LLC

Executing as an EXTENDING LENDER:

By:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Principal amount of Existing Commitment held by Extending Lender	Amount of Existing Commitment to be Extended
$2,003,557.76	$2,003,557.76

Signature Page to Endeavour Third Amendment

SIGNATURE PAGE FOR

EXTENDING LENDER

NAME OF LENDER: BLT 34 LLC

Executing as an EXTENDING LENDER:

By:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Principal amount of Existing Commitment held by Extending Lender	Amount of Existing Commitment to be Extended
$44,706,257.58	$44,706,275.58

Signature Page to Endeavour Third Amendment

ANNEX I

AMENDED CREDIT AGREEMENT

EXHIBIT K

FORM OF ASSIGNMENT

AND

ASSUMPTION AGREEMENT1

This Assignment and Assumption Agreement (this “Assignment”) is dated as of [                    ] and is entered into by and between [the][each] Assignor identified in item 1 below ([the] [each, an] “Assignor”) and [the] [each] Assignee identified in item 2 below ([the] [each, an] “Assignee”). [It is understood and agreed that the rights and obligations of such [Assignees][and Assignors] hereunder are several and not joint.] Capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”). The Standard Terms and Conditions for Assignment and Assumption Agreement set forth in Annex 1 hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from [the][each] Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of [the][each] Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the [respective] Assignor’s outstanding rights and obligations identified below ([the] [each, an] “Assigned Interest”). [Each] [Such] sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment, without representation or warranty by [the][any] Assignor.

[1. Assignor:

2. Assignee:	][2]

[1][3]. Credit Agreement:	Credit Agreement, dated as of April 12, 2012, among Endeavour International Corporation (“Holdings”), Endeavour Energy UK Limited (the “Borrower”), the Lenders party thereto from time to time, and Cyan Partners, LP, as Administrative Agent.

[2. Assigned Interest:[3]

[1]	This Form of Assignment and Assumption Agreement should be used by Lenders for an assignment to a single Assignee or to funds managed by the same or related investment managers.
[2]	If the form is used for a single Assignor and Assignee, items 1 and 2 should list the Assignor and the Assignee, respectively. In the case of an assignment to funds managed by the same or related investment managers, or an assignment by multiple Assignors, the Assignors and the Assignee(s) should be listed in the table under bracketed item 2 below.

Exhibit K

Assignor	Assignee	Aggregate Amount of Non- Extended Commitments / Loans for all Lenders	Amount of Non- Extended Commitments / Loans Assigned
[Name of Assignor]	[Name of Assignee]

[Name of Assignor]	[Name of Assignee]

Assignor	Assignee	Aggregate Amount of Extended Commitments / Loans for all Lenders	Amount of Extended Commitments / Loans Assigned
[Name of Assignor]	[Name of Assignee]

[Name of Assignor]	[Name of Assignee]

[3]	Insert this chart if this Form of Assignment and Assumption Agreement is being used for assignments to funds managed by the same or related investment managers or for an assignment by multiple Assignors. Insert additional rows as needed.

Exhibit K

[3.	Assigned Interest:[4]

Aggregate Amount of Commitments / Loans for all Lenders	Amount of Commitments / Loans Assigned
$	$

Effective Date                         ,         ,         .

Assignor[s] Information		Assignee[s] Information
Payment Instructions:		Payment Instructions:

	Reference:		Reference:

Notice Instructions:		Notice Instructions:

	Reference:		Reference:

[4]	Insert this chart if this Form of Assignment and Assumption Agreement is being used by a single Assignor for an assignment to a single Assignee.

Exhibit K

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]		ASSIGNEE [NAME OF ASSIGNEE][5]

By:		By:
	Name:		Name:
	Title:		Title:

[5]	Add additional signature blocks, as needed, if this Form of Assignment and Assumption Agreement is being used by funds managed by the same or related investment managers.

Exhibit K

[Consented to and][6] Accepted: CYAN PARTNERS, LP, as Administrative Agent

By:
Name:
Title:

[ENDEAVOUR ENERGY UK LIMITED, as Borrower

By:
Name:
Title:][7]

[6]	Insert only if assignment is being made to an Eligible Transferee pursuant to Section 11.04(b)(y) of the Credit Agreement. Consent of the Administrative Agent shall not be unreasonably withheld, delayed or conditioned.
[7]	Insert only if (i) no Default or Event of Default or Default under the Credit Agreement is then in existence, (ii) the assignment is being made to an Eligible Transferee pursuant to 11.04(b)(y) of the Credit Agreement and (iii) assignment is not being made before the Syndication Date. Consent of the Borrower shall not be unreasonably withheld, delayed or conditioned.

ANNEX I

TO

EXHIBIT K

ENDEAVOUR ENERGY UK LIMITED

CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT

AND ASSUMPTION AGREEMENT

1. Representations and Warranties.

1.1. Assignor. [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [its] Assigned Interest, (ii) [the] [its] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document delivered pursuant thereto (other than this Assignment) or any collateral thereunder, (iii) the financial condition of Holdings, any of its Subsidiaries or affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by Holdings, any of its Subsidiaries or affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2. Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) confirms that it is (A) a Lender, (B) a parent company and/or an affiliate of [the][each] Assignor which is at least 50% owned by [the][each] Assignor or its parent company, (C) a fund that invests in bank loans and is managed by the same investment advisor as a Lender, by an affiliate of such investment advisor or by a Lender or (D) an Eligible Transferee under Section 11.04(b)(y) of the Credit Agreement; (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of [the][its] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01(b) and (c) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase [the][its] Assigned Interest on the basis of which it has made such analysis and decision and (v) if it is organized under the laws of a jurisdiction outside the United States, it has attached to this Assignment any tax documentation requested by the Borrower pursuant to the terms of Section 4.04(a)(vii) of the Credit Agreement, duly completed and executed by it; (b) agrees that it will, independently and without reliance upon the Administrative Agent, [the][each] Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to or otherwise conferred upon the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto and (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

Annex I

to Exhibit K

[The][each] Assignee acknowledges and agrees that (a) no fiduciary or advisory relationship between [the][any] Assignee and [the][any] Assignor and/or the Administrative Agent is intended to be or has been created in respect of any of the transactions contemplated by this Assignment, (b) [the][each] Assignor and the Administrative Agent, on the one hand, and [the][each] Assignee, on the other hand, have an arms-length business relationship that does not directly or indirectly give rise to, nor does [the][any] Assignee rely on, any fiduciary duty on the part of [the][any] Assignor and/or the Administrative Agent, (c) [the][each] Assignee is capable of evaluating and understanding, and [the][each] Assignee understands and accepts, the terms, risks and conditions of the transactions contemplated by this Assignment, (d) each of the Administrative Agent, [the][each] Assignor or any of their respective affiliates may have received fees or other compensation from Holdings or any of its affiliates in connection with the Credit Agreement which may or may not be publicly disclosed and such fees or compensation do not affect [the][each] Assignee’s independent credit decision to enter into the transactions contemplated by this Assignment, and (e) [the][each] Assignee waives, to the fullest extent permitted by law, any claims [it][they] may have against each of the Administrative Agent, [the][any] Assignor or any of their respective affiliates for breach of fiduciary duty or alleged breach of fiduciary duty, in each case relating to this Assignment, and agree that each of the Administrative Agent, [the][each] Assignor or any of their respective affiliates shall have no liability (whether direct or indirect) to [the][any] Assignee in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of [the][each] Assignee, including [the][each] Assignee’s stockholders, employees or creditors, in each case relating to this Assignment.

2. Payment. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees, commissions and other amounts) to [the][each] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

3. Effect of Assignment. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Effective Date and the recordation of this Assignment by the Administrative Agent on the Register pursuant to Section 11.15 of the Credit Agreement, (i) [the][each] Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) [the][each] Assignor shall, to the extent provided in this Assignment, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

4. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of the Assignment. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5.1401 OF THE GENERAL OBLIGATIONS LAW).

*    *    *